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                                                                  EXHIBIT 10.109


                            INVESTOR RIGHTS AGREEMENT


         THIS INVESTOR RIGHTS AGREEMENT is entered into as of February 8, 2002 by and among Interland, Inc., a Minnesota corporation (the "COMPANY"), PAR Investment Partners, L.P. ("PAR"), Hartford Capital Appreciation Fund ("HARTFORD"), and the persons and entities designated as "Piggyback Holders" on Exhibit A attached hereto (the "PIGGYBACK HOLDERS") (with PAR, Hartford and the Piggyback Holders being collectively referred to as the "NEW HOLDERS").

                                    RECITALS

         WHEREAS, the New Holders are concurrently herewith entering into a Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") with the Micron Technology Foundation, Inc., an Idaho non-profit corporation (the "FOUNDATION") whereby the New Holders will acquire an aggregate of 58,622,863 shares of the Company's Common Stock (the "PURCHASED SHARES") from the Foundation (the "PURCHASE");

         WHEREAS, the Foundation has been assigned certain rights under the Amended and Restated Registration Rights Agreement, dated as of August 6, 2001 (the "REGISTRATION RIGHTS AGREEMENT"), by and among the Company, Interland, Inc., a Georgia corporation ("INTERLAND-GEORGIA"), and certain other persons and entities set forth on Exhibit B attached hereto (the "OTHER HOLDERS") and in connection with the Purchase, the Foundation will assign all of the assignable rights of the Foundation under the Registration Rights Agreement to CPM and Hartford;

         WHEREAS, in connection with the Purchase, the Company desires to grant to the Piggyback Holders piggyback registration rights with respect to the shares of the Common Stock they acquired in the Purchase, subject to the terms and conditions set forth in this Agreement, which piggyback registration rights shall be subordinate to the rights of the Other Holders;

         WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Section 2 hereof, however capitalized terms used but not defined herein shall have the meanings set forth in the Stock Purchase Agreement.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.       REGISTRATION RIGHTS.

         1.1      Assignment of Registration Rights.

                  1.1.1 The Company hereby acknowledges and approves of the assignment pursuant to Section 1.7 of the Registration Rights Agreement by the Foundation to PAR and Hartford of all of the assignable rights of the Foundation under the Registration Rights Agreement with respect to the Purchased Shares acquired by each of PAR and Hartford from the Foundation pursuant to the Stock Purchase Agreement.

                  1.1.2 PAR and Hartford each agree to be bound by and subject to the terms and conditions of the Registration Rights Agreement.

                  1.1.3 This Agreement shall serve as notice as and to the extent required by the Registration Rights Agreement of the name and address of PAR and Hartford and the shares of Common Stock with respect to which such registration rights are being assigned.

         1.2.     Piggyback Registration Rights.

                  1.2.1.   Request.

                  If at any time or times after the date of this Agreement the Company proposes to make a registered public offering of any of its securities under the Act (whether to be sold by it or by one or more selling


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shareholders), other than an offering registered on Form S-8 or Form S-4, or successor forms relating to employee stock plans and business combinations, the Company shall, not less than 20 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to all Piggyback Holders specifying in reasonable detail the proposed transaction to be covered by the registration statement, and at the written request of any Piggyback Holder delivered to the Company within 20 days after giving such notice, shall include in such registration and offering, and in any underwriting of such offering, all Registrable Securities as may have been designated in the Piggyback Holder's request. The Company shall have no obligation to include shares of Common Stock owned by any Piggyback Holder in a registration statement pursuant to this Section 1.2, unless and until such Piggyback Holder (a) in connection with any underwritten offering, agrees to enter into an underwriting agreement, a custody agreement and power of attorney and any other customary documents required in an underwritten offering all in customary form and containing customary provisions (but not requiring any Piggyback Holder to provide indemnification or contribution more extensive than is set forth in
Section 1.5.3 hereof) and (b) shall have furnished the Company with all information and statements about or pertaining to such Piggyback Holder in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be legally required with respect to the preparation of the registration statement.

                  1.2.2.   Reduction.

                  If a registration in which any Piggyback Holder has the right to participate pursuant to this Section 1.2 is an underwritten registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first, the securities of the Company proposed to be sold by the Company, (ii) second, the shares proposed to be sold by PAR and Hartford exercising rights under Section 1.2.1 of the Registration Rights Agreement, allocated pro rata among them in proportion to the number of Registrable Securities owned by them, (iii) third, the shares proposed to be sold by Other Holders exercising rights under Section 1.2.1 of the Registration Rights Agreement, allocated pro rata among such Other Holders in proportion to the number of Registrable Securities owned by such Other Holders, (iv) fourth, the shares proposed to be sold by CPQ Holdings, Inc. ("CPQ") and Hewlett-Packard Company ("HP") exercising rights under the Registration Rights Agreements by and between Interland-Georgia and each of CPQ and HP dated as of June 30, 2000 (the "CQP/HP AGREEMENTS"), (v) fifth, Ken Gavranovic and Waldemar Fernandez exercising rights under Section 1.2.1 of the Registration Rights Agreement on an equal basis in proportion to the number of Registrable Securities owned by them,
(vi) sixth, the shares proposed to be sold by Piggyback Holders exercising rights under Section 1.2.1 of this Agreement, allocated pro rata among the Piggyback Holders in proportion to the number of Registrable Securities owned by each of them and (vii) seventh, by any other shareholders proposing to sell shares of Common Stock pursuant to such registration. The preceding order of reduction is a reflection of the Registration Rights Agreement and not a result of an independent negotiation by and among the New Holders.

         1.3. Registration Procedures. Whenever any Piggyback Holder has requested that any shares of Common Stock be registered pursuant to Section 1.2 hereof, the Company shall, as expeditiously as reasonably possible:

                  (a) prepare and file with the SEC a registration statement with respect to such shares and use its reasonable best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for such Piggyback Holder with copies of all such documents proposed to be filed) and to cause such registration statement to comply as to form and content in all material respects with the SEC's forms, rules and regulations;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days or until such Piggyback Holder has completed the distribution described in such registration statement, whichever occurs first;

                  (c) furnish to such Piggyback Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Piggyback Holder may reasonably request;


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                  (d)      use its reasonable efforts to register or qualify
such shares under such other securities or blue sky laws of such jurisdictions as such Piggyback Holder requests (and to maintain such registrations and qualifications effective for a period of 120 days or until such Piggyback Holder has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things which may be necessary or advisable to enable such Piggyback Holder to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3, (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction); provided that, notwithstanding anything to the contrary in this Agreement with respect to the bearing of expenses, if any such jurisdiction shall require that expenses incurred in connection with the qualification of such shares in that jurisdiction be borne in part or full by such Piggyback Holder, then such Piggyback Holder shall pay such expenses to the extent required by such jurisdiction;

                  (e) notify such Piggyback Holder, at any time when a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and promptly prepare, file and furnish to the Piggyback Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or, in light of the circumstances then existing, necessary to make the statements therein not misleading;

                  (f) cause all such shares to be listed on securities exchanges, if any, on which similar securities issued by the Company are then listed;

                  (g) provide a transfer agent and registrar for all such shares not later than the effective date of such registration statement;

                  (h) enter into such customary agreements and take all such other actions as such Piggyback Holder reasonably requests (and subject to its reasonable approval) in order to expedite or facilitate the disposition of such shares;

                  (i) make available for inspection by such Piggyback Holder at their reasonable request, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Piggyback Holder at each of their reasonable request or by any such underwriter, all financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company;

                  (j) if the offering is underwritten and at the request of any seller of Registrable Securities, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical data contained therein), (C) to such other customary matters as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and
(D) (not an opinion but as a negative assurance) that to the knowledge of such counsel, such registration statement does not contain a material misrepresentation or omission to state a material fact necessary to make the statements therein not misleading; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Act, and such letter shall additionally cover such other financial matters (including information as to the period


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ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request.

         1.4.     Holdback Agreement.

                  (a) Notwithstanding anything in this Agreement to the contrary, if after any registration statement to which the rights hereunder apply becomes effective (and prior to completion of any sales thereunder), the Board of Directors determines in good faith that the failure of the Company to
(i) suspend sales of stock under the registration statement or (ii) amend or supplement the registration statement, would have a material adverse effect on the Company, the Company shall so notify each Piggyback Holder participating in such registration and each Piggyback Holder shall suspend any further sales under such registration statement until the Company advises the Piggyback Holder that the registration statement has been amended or that conditions no longer exist which would require such suspension, provided that the Company may impose any such suspension for no more than 30 days and no more than 2 times during any twelve month period.

                  (b) In the event that the Company effects a registration of any securities under the Act in an underwritten public offering, each Piggyback Holder agrees not to effect any sale, transfer, disposition or distribution, including any sale pursuant to Rule 144 under the Act, of any Purchased Shares (except as part of such offering) during the 90-day period commencing with the effective date of the registration statement for any public offering, provided that all officers, directors and holders of 5% or more of the Company's outstanding voting securities enter into agreements providing for similar restrictions on sales.

         1.5.     Registration Expenses.

                  1.5.1.   Piggyback Holder Expenses.

                  If, pursuant to Sections 1.2 hereof, Registrable Securities are included in a registration statement, then the Piggyback Holder thereof shall pay all transfer taxes, if any, relating to the sale of its shares, and any underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares.

                  1.5.2.   Company Expenses.

                  Except for the fees and expenses specified in Section 1.5.1 hereof and except as provided below in this Section 1.5.2, the Company shall pay all expenses incident to the registration of shares by the Company and any Piggyback Holders pursuant to Section 1.2 hereof, and to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than any Piggyback Holder's portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and fees and expenses of counsel for the Company and a single counsel for all Piggyback Holders selling shares (the fees of such counsel not to exceed $20,000; provided that in the case of registrations of shares pursuant to
Section 1.2 hereof, the Company shall not be responsible for counsel fees of more than $50,000 in the aggregate for all such registrations pursuant to
Section 1.2 hereof) and all independent certified public accountants and other persons retained by the Company.

                  1.5.3.   Indemnity and Contribution.

                           (a)      In the event that any shares owned by a
Piggyback Holder are proposed to be offered by means of a registration statement pursuant to Sections 1.2 hereof, to the extent permitted by law, the Company agrees to indemnify and hold harmless such Piggyback Holder, any underwriter participating in such offering, each officer, partner, manager and director of such person, each person, if any, who controls or may control such Piggyback Holder or underwriter within the meaning of the Act and each representative of any Piggyback Holder serving on the Board of Directors of the Company (such Piggyback Holder or underwriter, its officers, partners, managers, directors and representatives, and any such other persons being hereinafter referred to individually as an "INVESTOR INDEMNIFIED PERSON" and collectively as "INVESTOR INDEMNIFIED PERSONS") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and attorneys' fees and disbursements, asserted against,


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resulting to, imposed upon or incurred by such Investor Indemnified Person, directly or indirectly (hereinafter referred to in this Section 1.5.3 in the singular as a "claim" and in the plural as "claims"), based upon, arising out of or resulting from any breach of representation or warranty made by the Company in any underwriting agreement or any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any omission or alleged omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Investor Indemnified Person for use in connection with the registration statement.

                           (b)      In the event that any shares owned by a
Piggyback Holder are proposed to be offered by means of a registration statement pursuant to Section 1.2 hereof, to the extent permitted by law, each such Piggyback Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each officer of the Company who signs the Registration Statement, each director of the Company, any underwriter participating in such offering, and each person, if any, who controls or may control the Company or such underwriter within the meaning of the Act (the Company, such officers and directors of the Company, such underwriter, and any such other persons also being hereinafter referred to individually as a "COMPANY INDEMNIFIED PERSON" and collectively as "COMPANY INDEMNIFIED PERSONS") from and against all claims based upon, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any omission or alleged omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such claim is based upon, arises out of or results from information furnished to the Company in writing by such Piggyback Holder explicitly for use in connection with the registration statement; provided, however, that a Piggyback Holder shall be under no obligation to indemnify or hold harmless any Company Indemnified Persons with respect to any amount in excess of the net cash proceeds paid to such Piggyback Holder in connection with any sales of securities effected under such registration statement.

                           (c)      The indemnification provisions set forth
herein shall be in addition to any liability the Company or any Piggyback Holder may otherwise have to the Investor Indemnified Persons or Company Indemnified Persons. The Company Indemnified Persons and the Investor Indemnified Persons are hereinafter referred to as Indemnified Persons. Promptly after receiving notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 1.5.3, such Indemnified Person shall submit written notice thereof to either the Company or the Piggyback Holders, as the case may be (sometimes being hereinafter referred to as an "INDEMNIFYING PERSON"). The omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or increased by such omission, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner; provided, however, if the defendants in any such action include both the Indemnified Person and the Indemnifying Person and the Indemnified Person shall have reasonably concluded that there may be a conflict between the positions of the Indemnifying Person and the Indemnified Person in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Persons which are different from or additional to those available to the Indemnifying Person, the Indemnified Person shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of the Indemnified Person at the expense of the Indemnifying Person. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person (such consent not to be unreasonably withheld).


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                           (d)      If the indemnification provided for in this
Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Person, then the Indemnifying Person, in lieu of indemnifying such Indemnified Person hereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of any losses or claims in such proportion as is appropriate to reflect the relative fault of the Indemnified Person on the one hand and the Indemnifying Person on the other in connection with the statements or omissions that resulted in such losses or claims as well as any other relevant equitable considerations. The relative fault of the Indemnified Person and the Indemnifying Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Person or by the Indemnified Person and the parties' relative intent, knowledge and access to information and opportunity to correct or prevent such statement or omission. In no event will the liability of any Piggyback Holder for contribution exceed the net proceeds received by such Piggyback Holder in any sale of securities to which such liability relates.

         1.6.     Grant and Transfer of Registration Rights.

                  Piggyback Holders shall have the right to transfer or assign the rights contained in this Agreement to any limited partner or affiliate of a Piggyback Holder or any mutual funds or other pooled investment vehicles or entities for which a Piggyback Holder or any of its affiliates serves as general partner, managing member, investment advisor or in another similar capacity in connection with the transfer of any Registrable Securities provided: (a) the Company is, within thirty (30) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

         1.7.     Information From Piggyback Holder.

                  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Piggyback Holder that such Piggyback Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Piggyback Holder's Registrable Securities.

         1.8.     Changes in Common Stock.

                  If there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         1.9.     Rule 144 Reporting.

                  With a view to making available to the Piggyback Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Act, at all times after the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Act and the Exchange Act; and

                  (c) So long as a Piggyback Holder owns any Registrable Securities, furnish to such Piggyback Holder forthwith upon request: a written statement by the Company as to its compliance with the

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reporting requirements of said Rule 144 of the Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Piggyback Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.       RESTRICTIONS ON TRANSFER.

         2.1 Each New Holder agrees that it will not Transfer its Purchased Shares until May 6, 2002. For purposes of this Section 2.1, any sale, transfer, assignment, pledge, hypothecation, short sale, collateralization, or any derivative transaction involving the Common Stock, directly or indirectly, shall constitute a "TRANSFER".

         2.2 From May 6, 2002 until December 31, 2002, regardless of whether such Common Stock is registered, each New Holder may only Transfer an aggregate amount of Common Stock that within the preceding three months does not exceed the greater of: (i) one percent of the Common Stock outstanding as shown by the most recent report or statement published by the Company, or (ii) the average weekly reported volume of trading in the Company Common Stock on the Nasdaq National Market (or such other substitute or successor exchange on which the Common Stock may be traded) during the four calendar weeks preceding the Transfer.

         2.3 Notwithstanding Sections 2.1 and 2.2 hereof and subject to applicable laws, regulations and rules, Common Stock held by a New Holder may be Transferred (i) to the Company or to a person or persons that the Company has approved in writing; (ii) in a merger or consolidation; (iii) pursuant to a plan of liquidation that is authorized by the Company's board of directors; (iv) to any limited partner or affiliate of such New Holder or any mutual funds or other pooled investment vehicles or entities for which a New Holder or any of its affiliates serves as general partner, managing member, investment advisor or in another similar capacity; or (v) to one or more other New Holders.

         2.4 Such New Holder understands that the Purchased Shares are characterized as "restricted securities" under the Act inasmuch as they are being acquired from the Foundation, an affiliate of the Company, in a transaction not involving a public offering and that under the Act and applicable regulations thereunder such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such New Holder represents that such New Holder is familiar with Rule 144 of the SEC as presently in effect, and understands the resale limitations imposed thereby and by the Act, including, without limitation, that the requisite holding period under Rule 144 commences upon the acquisition of the Purchased Shares. Such New Holder understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in this Agreement or the Registration Rights Agreement.

3.       REPRESENTATIONS AND WARRANTIES.

         3.1      Representations and Warranties of the Company.

         The Company hereby represents and warrants to each New Holder that the statements in the following paragraphs of this Section 3.1 are all true and complete:

                           (a)      As of January 31, 2002, there were
137,847,343 shares of Common Stock outstanding and as of the date hereof there were 21,858,000 shares of Common Stock reserved for issuance pursuant to option plans, and as of the date hereof there were 4,764,961 warrants to issue shares of Common Stock, and as of the date hereof there were 2,500,000 shares of Common Stock reserved for the Company's 1995 Employee Stock Purchase Plan.

                           (b)      Provided that no single entity, or entities
acting in concert, acquire more than twenty percent (20%) of the Company's Common Stock: (i) no "change of control" of the Company shall occur as a result of Purchase or any other sale of shares of Common Stock by the Foundation, and
(ii) (A) no options, warrants, rights, contracts or arrangements to acquire Common Stock or other securities of the Company or securities exercisable for or convertible into shares of Common Stock or other securities of the Company shall become exercisable or convertible, and (B) no employee benefit plans, awards, rights to payments or bonuses payable in cash or other property or rights to terminate employment or receive any other employee benefit shall be accelerated, vest or become exercisable or payable, in each case as a result of the Purchase or any other sale of shares of

Company Common Stock by the Foundation (collectively, "CHANGE OF CONTROL EVENTS"). In addition, if any Change of Control Event would otherwise occur but shall have been waived by the person or entity having rights thereto, or the plan, award, agreement or contract providing such rights shall have been amended, the Company shall provide to the New Holders instruments of waiver of such rights or amendments of the plans, awards, agreements or contracts providing such rights executed by such persons or entities, in each case reasonably acceptable to the New Holders.

                           (c)      With respect to documents filed by the
Company with the Securities & Exchange Commission, no such document filed pursuant to the Exchange Act since January 1, 2000 contained, as of its filing date (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected prior to the date of this Agreement by a subsequently filed document. No such document filed pursuant to the Act, since January 1, 2000 contained, as of the date on which the document became effective (or if post-effectively amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent corrected prior to the date of this Agreement by a subsequently filed document.

                           (d)      Provided that (i) none of the New Holders
directly or indirectly through any written or oral agreement, arrangement, relationship, understanding or otherwise has or shares the power to vote, direct the voting of, dispose of or direct the disposition of any shares of Company Common Stock other than the Purchased Shares; and (ii) the representations and warranties of the New Holders pursuant to Section 3.2(b) are true and correct, then the Purchase will not result in a "control share acquisition" within the meaning of Section 302A.671 of the Minnesota Business Corporation Act (the "MBCA") by any of the New Holders.

                           (e)      In response to a good faith definitive
proposal, the Purchase has been approved by the affirmative vote of a majority of a committee of the Company's Board of Directors composed of all of the Board's disinterested directors prior to the Purchase as required by MBCA
Section 302A.673(1)(a). None of these disinterested directors was an officer or an employee of the Company, or of a related organization, or has been an officer or employee of the Company, or of a related organization, within five years preceding the formation of the committee of disinterested directors as required by MBCA Section 302A.673(1)(d)(3).

         3.2      Representations and Warranties of the New Holders

         Each New Holder hereby represents and warrants to the Company, severally and not jointly, that the statements in the following paragraphs of this Section 3.2 are all true and complete:

                           (a)      Other than as set forth in Exhibit C
attached hereto, New Holder has not, since January 1, 2002, Transferred any shares of Company Common Stock;

                           (b)      New Holder has not acted or agreed to act
with any other person or entity as a partnership, limited partnership, syndicate or other group for the purposes of acquiring, owning or voting the Purchased Shares or any other securities of the Company;

                           (c)      New Holder has directly or indirectly
through any written or oral agreement, arrangement, relationship, understanding or otherwise has or shares the power to vote, direct the voting of, dispose of or direct the disposition of any shares of Company Common Stock other than the Purchased Shares.

         3.3 The representations and warranties set forth in this Section 3 shall survive indefinitely.

4.       DEFINITIONS.

         The capitalized terms contained in this Agreement shall have the following meanings unless otherwise specifically defined:

         "ACT" shall mean the Securities Act of 1933, as amended.

         "AGREEMENT" shall mean this Investor Rights Agreement.

         "BUSINESS DAY" shall mean Monday through Friday and shall exclude any federal or bank holidays observed in New York City.

         "COMMON STOCK" shall mean the common stock of the Company, $0.01 par value per share.

         "COMPANY" shall mean Interland, Inc., a Minnesota corporation formerly known as Micron Electronics, Inc., or any successor thereto.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "HOLDERS" shall mean the New Holders, the Other Holders and any other person or entity that is a valid transferee of the rights granted hereunder pursuant to Section 1.6 hereof or is a valid transferee of the rights granted under the Registration Rights Agreement pursuant to
         Section 1.6 thereof.

         "INTERLAND-GEORGIA" shall mean Interland, Inc., a Georgia corporation that merged with and into the Company.

         "NEW HOLDERS" shall mean PAR, Hartford and the Piggyback Holders and any other person or entity that is a valid transferee or assignee of the rights granted hereunder pursuant to Section 1.6 hereof.

         "MTI SHAREHOLDER AGREEMENT" shall mean that shareholder agreement dated as of March 22, 2001, by and among Micron Technology, Inc. and the Company, to which the Foundation agreed to bound by Section 1 thereof in a Donation Agreement dated as of August 30, 2001 by and between the Foundation and Micron Semiconductor Products, Inc.

         "OTHER HOLDERS" shall mean certain other persons and entities set forth on Exhibit B attached hereto and any other person or entity that is a valid transferee or assignee of the rights granted thereunder pursuant to Section 1.7 thereof.

         "PIGGYBACK HOLDERS" shall mean those persons that are listed on Exhibit A attached hereto.

         "REGISTRABLE SECURITIES" shall mean (i) those shares of Company Common Stock beneficially owned by the New Holders, (ii) those shares of Company Common Stock beneficially owned by the Other Holders, (iii) the shares of Company Common Stock issued to CPQ and HP upon the exercise of their warrants to acquire Company Common Stock and (iv) any equity securities issued as a distribution with respect to or in exchange for or in replacement for any of the shares referred to in clauses (i),
         (ii) or (iii); provided, however, that Registrable Securities shall not include any securities that have been previously sold pursuant to a registration statement filed under the Act or under Rule 144 promulgated under the Act, or which have otherwise been transferred in a transaction in which the transferor's rights under this Agreement are not assigned or are not subject to transfer restrictions under the Act or applicable state securities laws.

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Amended and Restated Registration Rights Agreement, dated as of August 6, 2001 by and among Micron Technology, Inc., the Company, Interland-Georgia, and the Other Holders.

         "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act and/or the Exchange Act.

5.       MISCELLANEOUS.

         5.1.     Entire Agreement; Amendment.

                  This Agreement constitutes the entire agreement among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. This Agreement may not be amended without the written consent of the Company and New Holders who in the aggregate beneficially own not less than 50% of the Purchased Shares as of the date hereof.

         5.2.     Waiver.

                  No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         5.3.     No Third Party Beneficiaries.

                  Except to the extent that the rights hereunder are assigned in accordance with Section 1.6, it is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns. All rights, covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only between the Company and each of the New Holders. No New Holder is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the other New Holders.

         5.4.     Binding Effect.

                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

         5.5.     Governing Law.

                  This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

         5.6.     Notices.

                  All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered, sent by overnight courier service or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by facsimile, addressed as follows:

                  (i)      If to the Company:

                           Interland, Inc.
                           303 Peachtree Center Avenue
                           Atlanta, GA 30303
                           Attention:  Chief Executive Officer
                           Facsimile No.: (404) 260-2681
                           with a copy (which shall not constitute notice) to:

                           Attn: General Counsel
                           Facsimile No.: (404) 720-3728

                  (ii) If to the New Holders, then to the names and addresses set forth on the signature pages hereto.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand-delivered, mailed, transmitted or telecopied in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         5.7.     Execution in Counterparts.

                  To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

         5.8      New Holders Acting Independently.

                  Each New Holder is acting severally and not jointly with the other New Holders in executing this Agreement and accepting the rights, duties and responsibilities hereunder. The Company's agreement with each New Holder is a separate agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Investor Rights Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                               INTERLAND, INC.



                               By:
                                  ---------------------------------------------
                               Name:  Joel J. Kocher
                               Title: President and Chief Executive Officer


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

THE NEW HOLDERS:


                                     PAR INVESTMENT PARTNERS, L.P.

                                     By:          PAR GROUP, L.P.
                                                  its general partner

                                     By:          PAR CAPITAL MANAGEMENT, INC.
                                                  its general partner

                                     By:



                                                  ----------------------------
                                                  Edward L. Shapiro,

                                     Title:       Vice President

                                     Address:     One Financial Center,
                                                  Suite 1600,
                                                  Boston, MA 02111


                                                  ----------------------------

                                     Facsimile    (617) 556-8875

                                     Shares:      20,000,000


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                HARTFORD CAPITAL APPRECIATION FUND

                                By:    Wellington Management Company, LLP,
                                       its Investment Sub-Advisor



                                   By:
                                           -------------------------------------

                                           Julie A. Jenkins,  Vice President

                                Address:   c/o Wellington Management Company
                                           75 State Street
                                           Boston, MA 02109
                                           617-951-5000

                                Facsimile  617-790-7760

                                Shares:    13,100,000


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                             CARPENTERS PENSION TRUST FOR SOUTHERN CALIFORNIA



                             By:
                                                --------------------------------

                             Title:
                                                --------------------------------

                             Address:           909 Montgomery Street,
                                                Suite 400
                                                San Francisco, CA  94133

                             Facsimile:         (415) 434-3130

                             Purchased Shares:  3,578,600


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                UNITED BROTHERHOOD OF CARPENTERS
                                PENSION FUND



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           909 Montgomery Street,
                                                   Suite 400
                                                   San Francisco, CA  94133

                                Facsimile:         (415) 434-3130

                                Purchased Shares:  502,900


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                THE COMMON FUND MULTI-STRATEGY EQUITY FUND



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           909 Montgomery Street,
                                                   Suite 400
                                                   San Francisco, CA  94133

                                Facsimile:         (415) 434-3130

                                Purchased Shares:  224,100


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                STINSON CAPITAL PARTNERS, L.P.



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           909 Montgomery Street,
                                                   Suite 400
                                                   San Francisco, CA  94133

                                Facsimile:         (415) 434-3130

                                Purchased Shares:  2,027,700


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                STINSON CAPITAL PARTNERS II, L.P.



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           909 Montgomery Street,
                                                   Suite 400
                                                   San Francisco, CA  94133

                                Facsimile:         (415) 434-3130

                                Purchased Shares:  688,900


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                STINSON CAPITAL PARTNERS III, L.P.



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           909 Montgomery Street,
                                                   Suite 400
                                                   San Francisco, CA  94133

                                Facsimile:         (415) 434-3130

                                Purchased Shares:  603,900


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                BK CAPITAL PARTNERS IV, L.P.



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           909 Montgomery Street,
                                                   Suite 400
                                                   San Francisco, CA  94133

                                Facsimile:         (415) 434-3130

                                Purchased Shares:  84,800


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                STINSON CAPITAL FUND (CAYMAN), LTD.



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           909 Montgomery Street,
                                                   Suite 400
                                                   San Francisco, CA  94133

                                Facsimile:         (415) 434-3130

                                Purchased Shares:  289,100


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                RAPTOR GLOBAL PORTFOLIO LTD



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           50 Rowes Wharf,
                                                   6th Floor
                                                   Boston, MA  02110

                                Facsimile:         (617) 737-9280

                                Purchased Shares:  4,630,813


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                TUDOR BVI GLOBAL PORTFOLIO LTD



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           50 Rowes Wharf,
                                                   6th Floor
                                                   Boston, MA  02110

                                Facsimile:         (617) 737-9280

                                Purchased Shares:  872,741


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                ALTAR ROCK FUND L.P.



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           50 Rowes Wharf,
                                                   6th Floor
                                                   Boston, MA  02110

                                Facsimile:         (617) 737-9280

                                Purchased Shares:  32,556


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                TUDOR PROPRIETARY TRADING LLC



                                By:
                                                  ------------------------------

                                Title:
                                                  ------------------------------

                                Address:          50 Rowes Wharf,
                                                  6th Floor
                                                  Boston, MA  02110

                                Facsimile:        (617) 737-9280

                                Purchased Shares: 463,890


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                KAHN CAPITAL PARTNERS LP



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           5506 Worsham Court
                                                   Windermere, FL  34786

                                Facsimile:         (208) 728-8007

                                Purchased Shares:  2,400,000


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                KAHN CAPITAL PARTNERS OFFSHORE



                                By:
                                                   -----------------------------

                                Title:
                                                   -----------------------------

                                Address:           5506 Worsham Court
                                                   Windermere, FL  34786

                                Facsimile:         (208) 728-8007

                                Purchased Shares:  600,000


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                             VARDON PARTNERS, L.P.

                             By:                Vardon Capital L.L.C.,
                                                its General Partner



                                 By:
                                                --------------------------------
                                                Richard W. Shea, Jr.,
                                                its Owner and Managing Member

                             Address:           850 Third Avenue,
                                                8th Floor
                                                New York, NY  10022

                             Facsimile:         (212) 331-6566

                             Purchased Shares:  147,400


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                              VARDON PARTNERS II, L.P.

                              By:                Vardon Capital L.L.C.,
                                                 its General Partner



                                 By:
                                                 -------------------------------
                                                 Richard W. Shea, Jr.,
                                                 its Owner and Managing Member

                              Address:           850 Third Avenue,
                                                 8th Floor
                                                 New York, NY  10022

                              Facsimile:         (212) 331-6566

                              Purchased Shares:  319,200


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                         VARDON INTERNATIONAL, LTD.

                         By:                Vardon Capital Management, L.L.C.
                                            its Investment Manager



                            By:
                                            ------------------------------------
                                            Richard W. Shea, Jr.,
                                            its Owner and Managing Member

                         Address:           P.O. Box 705 GT
                                            68 Fort Street
                                            George Town, Grand Cayman
                                            Cayman Islands

                         Facsimile:         (212) 331-6566

                         Purchased Shares:  533,400


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                FIRST NEW YORK SECURITIES, L.L.C.
                                  F/B/O ACCOUNT 1010159026



                                By:
                                                   -----------------------------
                                                   Donald Erenberg

                                Its:               Managing Member

                                Address:           F/B/O Account 1010159026
                                                   850 Third Avenue,
                                                   8th Floor
                                                   New York, NY  10022

                                Facsimile:         (212) 331-6566

                                Purchased Shares:  400,000


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                JOEL J. KOCHER



                                                   -----------------------------
                                                   Joel J. Kocher

                                Address:           26810 Founders Place,
                                                   Spicewood, TX  78669

                                Facsimile:         (404) 260-2681

                                Purchased Shares:  200,000


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                ROBERT AND CAROLYN C. LEE, TRUSTEES
                                FOR THE 1986 LEE FAMILY TRUST, DATED
                                12/4/86



                                By:
                                             -----------------------------------
                                             Robert C. Lee, Trustee


                                             -----------------------------------
                                             Carolyn C. Lee, Trustee


                                Address:     17 Magee Court,
                                             Moraga, CA 94556

                                Facsimile:
                                             -----------------------------------

                         Purchased Shares:   200,000
                                             -----------------------------------


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                THE BALOUSEK FAMILY LIMITED
                                PARTNERSHIP DTD 1/8/99



                                By:
                                                   -----------------------------
                                                   Jack Balousek

                                Its:
                                                   -----------------------------

                                Address:           11 Magee Ct.,
                                                   Moraga, CA 94556

                                Facsimile:
                                                   -----------------------------

                                Purchased Shares:  100,000
                                                   -----------------------------

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                              ROBERT T. SLEZAK & JANE G. SLEZAK,
                              COTRUSTEES OF THE ROBERT T. SLEZAK
                              TRUST DATED JULY 8, 1999



                              BY:

                                                 -------------------------------
                                                 Robert T. Slezak, Cotrustee

                                                 -------------------------------
                                                 Jane G. Slezak, Cotrustee

                              ADDRESS:           6032 Country Club Oaks,
                                                 Omaha, NE  68152

                              FACSIMILE:

                                                 -------------------------------

                              PURCHASED SHARES:  800,000


                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                    EXHIBIT A

                          NAME                                             PURCHASED SHARES
                          ----                                             ----------------
Par Investment Partners, L.P.                                                  20,000,000

Hartford Capital Appreciation Fund                                             13,100,000

Company Repurchase                                                              5,822,863
                                                                               ----------

               THE PIGGYBACK HOLDERS

Carpenters Pension Trust for Southern California                                3,578,600
United Brotherhood of Carpenters Pension Fund                                     502,900
The Common Fund Multi-strategy Equity Fund                                        224,100
Stinson Capital Partners, L.P.                                                  2,027,700
Stinson Capital Partners II, L.P.                                                 688,900
Stinson Capital Partners III, L.P.                                                603,900
BK Capital Partners IV, L.P.                                                       84,800
Stinson Capital Fund (Cayman), Ltd.                                               289,100

Raptor Global Portfolio LTD                                                     4,630,813
Tudor BVI Global Portfolio LTD                                                    872,741
Altar Rock Fund L.P.                                                               32,556
Tudor Proprietary Trading LLC.                                                    463,890

Kahn Capital Partners LP                                                        2,400,000
Kahn Capital Partners Offshore                                                    600,000

Vardon Partners, L.P.                                                             147,400
Vardon Partners II, L.P.                                                          319,200
Vardon International, Ltd.                                                        533,400
First New York Securities, L.L.C                                                  400,000

Joel J. Kocher                                                                    200,000

Robert and Carolyn C. Lee, trustees for the 1986 Lee Family
Trust, dated 12/4/86                                                              200,000

The Balousek Family Limited Partnership DTD 1/8/99                                100,000

Robert T. Slezak & Jane G. Slezak, Cotrustees of the Robert T.
Slezak Trust dated July 8, 1999                                                   800,000

                                                                               ----------
Total                                                                          58,622,863

                                    EXHIBIT B
                                THE OTHER HOLDERS

                                                        SHARES OF
                   NAME                       REGISTRABLE SECURITIES OWNED
                                                 AS OF JANUARY 31, 2002
Ken Gavranovic                                            8,038,746
Waldemar Fernandez                                        2,794,134
Bell Atlantic Investments, Inc.                           2,109,449
Crest Communications Partners L.P.                        3,316,082
Crest Entrepreneurs Fund L.P.                                96,320
Boulder Ventures III, L.P.                                1,407,386
Boulder Ventures III (Annex), L.P.                           85,540
BancBoston Ventures, Inc.                                 2,137,057
Microsoft Corporation                                     2,676,849
Network Solutions, Inc.                                   1,071,796
Private Equity Co-Invest Ltd.                             1,492,926

                                    EXHIBIT C


New Holder Transfers since January 1, 2002


                                     - 39 -